2023 Virtual
Annual Meeting of Shareholders
May 17, 2023

www.virtualshareholdermeeting.com/FNCB2023

NASDAQ: FNCB

Forward-Looking Statements

FNCB may from time to time make written or oral "forward-looking statements," including statements contained in its filings with the Securities and Exchange Commission ("SEC"), in its reports to shareholders, and in its other communications, which are made in good faith by us pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

These forward-looking statements include statements with respect to FNCB's beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, including statements with respect to future changes in monetary policy or interest rates, or new product offerings, that are subject to significant risks and uncertainties, and are subject to change based on various factors (some of which are beyond our control). The words "may," "could," "should," "will," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "future" and similar expressions are intended to identify forward-looking statements. The following factors, among others, could cause FNCB's financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements: government intervention in the U.S. financial system including the effects of recent legislative, tax, accounting and regulatory actions and reforms; political instability; the ability of FNCB to manage credit risk; weakness in the economic environment, in general, and within FNCB's market area; the deterioration of one or a few of the commercial real estate loans with relatively large balances contained in FNCB's loan portfolio; greater risk of loan defaults and losses from concentration of loans held by FNCB, including those to insiders and related parties; if FNCB's portfolio of loans to small and mid-sized community-based businesses increases its credit risk; if FNCB's allowance for credit losses ("ACL") is not sufficient to absorb actual losses or if increases to the ACL were required; FNCB is subject to interest-rate risk and any changes in interest rates could negatively impact net interest income or the fair value of FNCB's financial assets; if management concludes that the decline in value of any of FNCB's investment securities is caused by a credit-related event could result in FNCB recording an impairment loss; if FNCB's risk management framework is ineffective in mitigating risks or losses to FNCB; if FNCB is unable to successfully compete with others for business; a loss of depositor confidence resulting from changes in either FNCB's financial condition or in the general banking industry; if FNCB is unable to retain or grow its core deposit base; inability or insufficient dividends from its subsidiary, FNCB Bank; if FNCB loses access to wholesale funding sources; interruptions or security breaches of FNCB's information systems; any systems failures or interruptions in information technology and telecommunications systems of third parties on which FNCB depends; security breaches; if FNCB's information technology is unable to keep pace with growth or industry developments or if technological developments result in higher costs or less advantageous pricing; the loss of management and other key personnel; dependence on the use of data and modeling in both its management's decision-making generally and in meeting regulatory expectations in particular; additional risk arising from new lines of business, products, product enhancements or services offered by FNCB; inaccuracy of appraisals and other valuation techniques FNCB uses in evaluating and monitoring loans secured by real property and other real estate owned; unsoundness of other financial institutions; damage to FNCB's reputation; defending litigation and other actions; dependence on the accuracy and completeness of information about customers and counterparties; risks arising from future expansion or acquisition activity; environmental risks and associated costs on its foreclosed real estate assets; any remediation ordered, or adverse actions taken, by federal and state regulators, including requiring FNCB to act as a source of financial and managerial strength for the FNCB Bank in times of stress; costs arising from extensive government regulation, supervision and possible regulatory enforcement actions; new or changed legislation or regulation and regulatory initiatives; noncompliance and enforcement action with the Bank Secrecy Act and other anti-money laundering statutes and regulations; failure to comply with numerous "fair and responsible banking" laws; any violation of laws regarding privacy, information security and protection of personal information or another incident involving personal, confidential or proprietary information of individuals; any rulemaking changes implemented by the Consumer Financial Protection Bureau; inability to attract and retain its highest performing employees due to potential limitations on incentive compensation contained in proposed federal agency rulemaking; any future increases in FNCB Bank's FDIC deposit insurance premiums and assessments; and the success of FNCB at managing the risks involved in the foregoing and other risks and uncertainties, including those detailed in FNCB's filings with the SEC.

FNCB cautions that the foregoing list of important factors is not all inclusive. Readers are also cautioned not to place undue reliance on any forward-looking statements, which reflect management's analysis only as of the date of this report, even if subsequently made available by FNCB on its website or otherwise. FNCB does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of FNCB to reflect events or circumstances occurring after the date of this report.

Readers should carefully review the risk factors described in the documents that FNCB periodically files with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2022 and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023.

Welcome FNCB Shareholders



Gerard A. Champi
President & CEO
570-348-4806
Gerard.Champi@fncb.com

Welcome FNCB Shareholders

Agenda

- Approval of Minutes – *Gerard A. Champi, President & CEO*
- Appointment of Meeting Secretary – *Gerard A. Champi, President & CEO*
- Introductions – *Gerard A. Champi, President & CEO*
- Proxy Items – *Attorney Mary Griffin Cummings, EVP & General Counsel*
- CFO Review of Financial Results – *James M. Bone, Jr., CPA, EVP & CFO*
- CEO Comments – *Gerard A. Champi, President & CEO*
- CBO Comments – *James F. Burke, EVP & CBO*
- Question & Answer Period

FNCB Bancorp, Inc. Board of Directors



Louis A. DeNaples
Chairman of the Board



Louis A. DeNaples, Jr., M.D.
Vice Chairman of the Board



Gerard A. Champi
President and Chief Executive Officer



Joseph Coccia
Secretary
Risk Management Committee Chairperson



William G. Bracey
Compensation Committee Chairperson



William P. Conaboy, Esq.



Dominick L. DeNaples



Joseph L. DeNaples, Esq.



Keith W. Eckel
Nominating and Governance Committee Chairperson



Kathleen McCarthy Lambert, CPA



Thomas J. Melone, CPA
Audit Committee Chairperson

Full-Service Community Banking in Northeastern Pennsylvania

Locally-based for 113 years, FNCB continues as a premier community bank and currently operates 16 community offices in Lackawanna, Luzerne and Wayne Counties.



Forest City
Carbondale
Tunkhannock
Scranton
Skytop
Tobyhanna
Mt Pocono
Tannersville

Investment Profile

Market Cap: $161.6MM
As of December 31, 2022

Total Return:
1-YR (7.58)%
3-YR 6.86%

Total Assets: $1.7 Billion
As of December 31, 2022

Dividends Per Share: $0.33
FY 2022

Total FTEs: 220
As of December 31, 2022

Dividend Yield: 4.0%
Based on closing price of $8.21 on December 31, 2022

Dividend Per Share: $0.090
Q1 2023

About FNCB – Awards

2016 & 2022 **Best Bank**
2017, 2018, 2019, 2020 & 2021 **Best Mortgage Company**
2016, 2017, 2018, 2019, 2020, 2021 & 2022 **Best Place to Work**
Source: Scranton Times-Tribune

2017 One of the **Best Banks** and One of the **Best Places to Work**
2018, 2019, 2020, & 2023 NEPA **Best Places to Work Silver Winner**
2021 & 2022 NEPA **Best Places to Work Gold Winner**
Source: Wilkes-Barre Times Leader

2020 **Best Bank**, 2021 One of the **Best Banks**
2017 **Best Mortgage Company** and **Best Place to Work**.
2018 & 2019 One of the **Best Mortgage Companies** and **Best Place to Work**
Source: Wilkes-Barre Citizens Voice

2017, 2019 & 2020 **Best Bank**
Source: Sunday Dispatch

2019 Greater Scranton Chamber of Commerce
SAGE Pride and Progress Award for Best New Construction
2022 Finalist: **Fastest Growing Company**

2019 Greater Wilkes-Barre Chamber of Commerce **Pride of Place Award**

BauerFinancial 5 Star Rated

DepositAccounts.com A+ Rated

Sm-All Stars Class of 2021
PIPER SANDLER

2021 & 2022
American Banker
Top 200
Community Banks

Introduction of Meeting Secretary



Mary Griffin Cummings

EVP, General Counsel

570-348-3772

Mary.Cummings@fncb.com

Virtual Meeting Rules

Rules of Conduct and Procedures

- Complete listing of the Rules of Conduct and Procedures may be found at www.virtualshareholdermeeting.com/FNCB2023.
- Certain requirements of the meeting of shareholders are included in FNCB's bylaws.
- Shareholders may submit questions, provided they have logged in with their 16-digit control number.
- Recording of the Annual Meeting is prohibited. A webcast playback will be available at www.virtualshareholdermeeting.com/FNCB2023 after the completion of the meeting.

2023 Annual Shareholders Meeting Proposals

	2023 Annual Meeting Proposals	The Board recommends that you vote:
1.	Election of four (4) Class A directors to the Board of Directors for three-year terms expiring in 2026: Gerard A. Champi Louis A. DeNaples Keith W. Eckel Kathleen McCarthy Lambert, CPA	 *FOR* *FOR* *FOR* *FOR*
2.	A non-binding, advisory vote regarding the compensation of FNCB's named executive officers	*FOR*
3.	Approval of the adoption of the FNCB Bancorp, Inc. 2023 Equity Incentive Plan	*FOR*
4.	Ratification of the appointment of Baker Tilly US, LLP as FNCB's independent registered public accounting firm for the year ending December 31, 2023.	*FOR*

CFO Review of Financial Results



James M. Bone, Jr., CPA

EVP, Chief Financial Officer

570-348-6419

James.Bone@fncb.com

FINANCIAL RESULTS: Performance Summary

Financial Highlights (in thousands)	2022	2021	2020
Net interest income	$ 54,044	$ 48,994	$ 40,178
Provision for loan and lease losses	1,962	166	1,941
Non-interest income	7,981	8,268	9,250
Non-interest expense	35,474	31,069	28,915
Net income before taxes	$ 24,589	$ 26,027	$ 18,572
Income tax expense	4,144	4,656	3,225
Net income	**$ 20,445**	**$ 21,371**	**$ 15,347**
Earnings per share, diluted	$ 1.03	$ 1.06	$ 0.76
Dividends declared, per common share	$ 0.33	$ 0.27	$ 0.22
Return on average assets	1.21%	1.36%	1.13%
Return on average shareholders' equity	15.55%	13.46%	10.66%

FINANCIAL RESULTS: Performance Summary (continued)



Tax-Equivalent Net Interest Margin (NIM)
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Cost of Funds (%)
3.50%
3.45%
3.40%
3.35%
3.30%
3.25%
3.20%
3.15%
3.10%
3.05%
3.00%
Yield on Earning Assets and Net Interest Margin (FTE) (%)
3.85%
3.63%
3.79%
3.35%
3.45%
3.38%
0.64%
0.25%
0.55%
2020
2021
2022
Axis Title
Yield on Earning Assets (FTE)
Cost of Funds
Net Interest Margin (FTE)

- FOMC tightening resulted in a 425-basis point increase in the federal funds target rate in 2022.
- A 30-basis point increase in the cost of funds more than offset a 16-basis point increase in the yield on interest-earning assets.
- FNCB's net interest margin contracted 7 basis points due to magnitude and velocity of rate increases.

FINANCIAL RESULTS: Position Summary

Financial Highlights (in thousands at December 31,)	2022	2021	2020
Balance Sheet:			
Total assets	$ 1,745,530	$ 1,664,323	$ 1,465,679
Total loans, gross	1,123,343	981,447	903,341
Total deposits	1,420,647	1,455,028	1,287,448
Shareholders' equity	$ 118,949	$ 162,457	$ 155,860
Asset Quality:			
Allowance for loan and lease losses (ALLL)/total loans	1.26%	1.27%	1.33%
Non-performing loans/total loans	0.25%	0.39%	0.62%
Coverage ratio (non-performing loans/ALLL)	499.40%	321.41%	214.12%

FINANCIAL RESULTS: Balance Sheet Composition



Balance Sheet Composition
$2,000,000
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-

	2020	2021	2022
Total Investments	$354,806	$529,399	$492,353
Total Loans, Gross	$905,341	$981,447	$1,123,345
Total Earning Assets	$1,389,004	$1,591,207	$1,632,050
Total Assets	$1,465,679	$1,664,323	$1,745,530

- FNCB has experienced strong balance sheet growth with the following three-year CAGRs
  - Total assets: 6.0% CAGR
  - Total earning assets: 5.5% CAGR
  - Total investments: 11.5% CAGR
  - Total loans, gross: 7.5% CAGR
- Growth in earning assets reflected:
  - Strong growth new commercial equipment loans and leases originated under the *1st Equipment Finance* brand.
  - Diversification of loan portfolio through the purchase of third-party originated loans and loan pools.

FINANCIAL RESULTS: Asset Quality


Non-Performing Loans/Total Loans
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.62%
0.39%
0.25%
12/31/2020
12/31/2021
12/31/2022

FNCB's asset quality has improved consistently over past three years, as evidenced positive trends in NPLs, loan delinquencies and NPL coverage ratio (ALLL/NPLs).

Provision for loan and lease losses of $2.0 million in 2022 reflected strong loan growth.


Delinquency Rate
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.99%
0.55%
0.45%
12/31/2020
12/31/2021
12/31/2022


Coverage Ratio and ALLL/Total Loans
600.00%
500.00%
400.00%
300.00%
200.00%
100.00%
0.00%
1.50%
1.25%
1.00%
0.75%
0.50%
1.33%
1.27%
1.26%
214.12%
321.41%
499.40%
12/31/2020
12/31/2021
12/31/20222
ALLL/NPLs
ALLL/Total Loans
Linear (ALLL/NPLs)

FINANCIAL RESULTS: Deposits


Deposit Composition
Total Deposits 3.3% 3YR-CAGR
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
$271,499
$823,062
$192,887
$320,089
$992,073
$142,866
$305,850
$956,923
$157,874
2020
2021
2022
Time Deposits
Interest-Bearing, Non-Maturity Deposits
Non-Interest-Bearing Demand Deposits

- FNCB experienced strong double-digit deposit growth during the pandemic (2020 and 2021) due to unprecedented fiscal stimulus, supply-chain constraints and economic uncertainty.
- Banks across the industry experienced a similar deposit surge.
- Increased competition for deposits in FNCB's market area.
- Depositor preference began to shift back to time deposits and interest-bearing demand, reflecting higher rate environment and deposit specials.

FINANCIAL RESULTS: Deposit Market Share

SCRANTON/WILKES-BARRE, PA MSA DEPOSIT MARKET SHARE REPORT				
Institution	**Headquarters**	**Offices**	**Deposits ($000)**	**Market Share**
PNC Bank, National Association	DE	19	4,246,371	25.05%
The Fidelity Deposit and Discount Bank	PA	17	1,714,650	10.11%
Peoples Security Bank and Trust Company	PA	13	1,466,563	8.65%
Manufacturers and Traders Trust Company	NY	12	1,463,796	8.63%
FNCB Bank	PA	15	1,339,605	7.90%
Community Bank, National Association	NY	21	1,339,563	7.90%
Wells Fargo Bank, National Association	SD	9	1,317,800	7.77%
NBT Bank, National Association	NY	12	740,494	4.37%
First National Bank of Pennsylvania	PA	8	658,397	3.88%
Citizens Bank, National Association	RI	8	577,598	3.41%
The Luzerne Bank	PA	8	482,360	2.85%
Truist Bank	NC	5	361,187	2.13%
First Keystone Community Bank	PA	8	323,005	1.91%
Citizens Savings Bank	PA	5	270,169	1.59%
The Honesdale National Bank	PA	5	175,130	1.03%
Mid Penn Bank	PA	2	115,730	0.68%
Ps Bank	PA	4	114,876	0.68%
Wayne Bank	PA	4	107,078	0.63%
ESSA Bank & Trust	PA	2	74,854	0.44%
The Dime Bank	PA	1	54,977	0.32%
Woodforest National Bank	TX	3	9,104	0.05%
Source: FDIC Market Share Report as of June 30, 2022		**181**	**16,953,307**	**100%**

- Deposit market share increased from 7.62% at June 30, 2021 to 7.90% at June 30, 2022.
- FNCB Bank's rank improved to 5th at June 30, 2022 from 6th at June 30, 2021.

FINANCIAL RESULTS: Capital Position



Total Risk-Based Capital Ratio
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
15.79%
14.64%
13.11%
12/31/2020
12/31/2021
12/31/2022
FNCB (Bank Only)
Minimum Capital Required for Capital Adequacy



Leverage Ratio
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
9.57%
8.92%
8.77%
12/31/2020
12/31/2021
12/31/2022
FNCB (Bank Only)
Minimum Capital Required for Capital Adequacy

FNCB is Considered to be Well Capitalized at December 31, 2022.

- 2021 Stock Repurchase Program
  - Provided for the repurchase of up to 975,000 shares in open market transactions.
  - Shares repurchased in 2021 totaled 330,759.
- 2022 Stock Repurchase Program
  - Provided for the repurchase of up to 750,000 shares.
  - Shares repurchased in 2022 totaled 384,830.
- 2023 Stock Repurchase Program
  - Provides for the repurchase of up to 750,000 shares.
  - No shares have been repurchased in 2023 to date.
  - Program remains available should market conditions change.

FINANCIAL RESULTS: Shareholder Value


Dividends Declared and Payout Ratio
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$-
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
$0.22
28.95%
$0.27
25.47%
$0.33
32.04%
2020
2021
2022
Cash Dividends Declared Per Share
Dividend Payout Ratio


Market Price and Dividend Yield
$10.00
$8.00
$6.00
$4.00
$2.00
$-
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
$6.40
3.44%
$9.24
2.92%
$8.21
4.02%
2020
2021
2022
Market Price, December 31
Dividend Yield


Book Value Per Share
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$-
$7.70
$8.13
$6.04
12/31/2020
12/31/2021
12/31/2022

FNCB is committed to providing shareholders with a meaningful return and has increased cash dividends per share by 22.7% in 2021 and 22.2% in 2022. The dividend yield was 4.02% for 2022.

Book value at December 31, 2022 was impacted by devaluation of FNCB's AFS securities due to the rising interest rate environment.

FINANCIAL RESULTS: Q1 2023 Summary

Financial Highlights (in thousands)	Q1 2023 (unaudited)	Q1 2022 (unaudited)	Variance
Net interest income	$ 11,585	$ 12,783	$ (1,198)
Provision for credit losses	975	759	216
Non-interest income	1,671	1,790	(119)
Non-interest expense	8,921	8,544	377
Net income before taxes	3,360	5,270	(1,910)
Income tax expense	697	917	(220)
Net income	**$ 2,663**	**$ 4,353**	**$ (1,690)**
Earnings per share, diluted	$ 0.14	$ 0.22	$ (0.08)
Cash dividends declared per common share	$ 0.090	$ 0.075	$ 0.015
Return on average assets (ROAA)	0.62%	1.08%	(42.59%)
Return on average equity (ROAE)	8.84%	11.31%	(21.84%)

On April 26, 2023, the Board of Directors declared a dividend of $0.090 per share for the second quarter of 2023, representing a 20% increase over the $.075 declared for the same quarter of 2022.

CEO Comments



Gerard A. Champi
President & CEO
570-348-4806
Gerard.Champi@fncb.com

Members of FNCB's Executive Management Team

- James M. Bone, Jr., CPA
  Executive Vice President and Chief Financial Officer
- James F. Burke
  Executive Vice President and Chief Banking Officer
- Mary Griffin Cummings, Esquire
  Executive Vice President and General Counsel
- Aaron J. Cunningham
  Executive Vice President and Chief Credit Officer
- Richard D. Drust
  Senior Vice President and Retail Banking Officer
- Mary Ann Gardner, CRCM
  Senior Vice President and Compliance Officer
- Dawn D. Gronski
  Senior Vice President and Human Resources Officer
- Amy M. Kelley, CPA
  Senior Vice President and Operations Officer
- Lisa L. Kinney
  Senior Vice President and Retail Lending Officer
- Cathy J. Loomis
  Senior Vice President and Credit Administration Officer
- Brian C. Mahlstedt
  Executive Vice President and Chief Lending Officer
- William A. McGuigan, CPA
  Senior Vice President and Audit Officer
- Stephanie A. Westington, CPA
  Senior Vice President and Chief Accounting Officer

1st Equipment Finance

- Gary P. Cook
  Executive Vice President and Equipment Finance Officer
- Donna Yanuzzi
  Senior Vice President and Equipment Finance Sales Officer

1st Investment Services

- James Chiaro, CMFC, AIF
  Executive Vice President and Chief Investment Services Officer

Comprehensive Wealth Management Solutions



James Chiaro, CMFC, AIF
Executive Vice President/Chief Investment Services Officer



Peter Albano, AIF
Senior Vice President

1st INVESTMENT SERVICES

FNCB Wealth Management Services and Chiaro Investment Services Combine to Form *1st Investment Services.*

- Offers integrated wealth management strategies to help client address important financial goals.
- Services are offered through LPL Financial, a registered investment advisor and broker-dealer (member FINRA/SIPC).

CBO Comments



James F. Burke
EVP, Chief Banking Officer
570-348-4811
James.Burke@fncb.com

Equipment Finance Alternatives

1st EQUIPMENT FINANCE
EXCLUSIVELY BY FNCB BANK®

- Experienced team of lenders and professionals.
- Offers equipment financing solutions, including leasing alternatives to business customers.
- Vendors/manufacturer financing program featuring:
  - Dedicated sales representative
  - Competitive rates and terms
  - Fully electronic application and funding process
  - 24-hour credit decisions



Gary P. Cook
Executive Vice President/
Equipment Finance Officer



Donna Yanuzzi
Senior Vice President/
Equipment Finance Sales Officer



Charlie Jones
Senior Vice President/
Equipment Credit Officer

DIGITAL TRANSFORMATION: Roadmap to a simply better experience

Leadership	In-House	Partnerships & Investments	Data and Analytics	Security	End User Experience
Board of Directors and senior management commitment to a "digital first" philosophy. Identify tactics and projects that align with strategy. Internal digital strategy committee reviews all things digital.	Utilize in-house experts to manage projects that improve existing technology channels. Empower employees to make recommendations that improve processes and enhance efficiencies. Utilize robotics to automate manual processes saving time and money.	Review, analyze and test the latest technology provided by 3rd parties. Invest in technology capabilities to deliver on our strategic plans. Partner with Fintechs where there is a mutual need to expand market share and improve customer experience.	Decisions are driven by metrics. Utilize CRM and core data to effectively automate customer communication and touch points.	Continually analyze security technology and process controls. Controls put in place to limit fraud to the customer and the Bank. Conduct Cyber Breach Desktop exercises to simulate multiphase, real-world attacks, and identify gaps / vulnerabilities in Bank's environment.	The end goal is the make a simply better banking experience for our personal and business customers by having their digital journey free of roadblocks.

94% Of all transactions were digital.

16% Increase in active personal online account openings.

9.5% Increase in online banking users.

December 31, 2021 – December 31, 2022

Making an Impact in our Communities

EITC Donations



$380,885

Low Income Senior Housing Investment



$11,013,953

Community Donations



$194,216

Investor Information

FNCB Bancorp, Inc. (NASDAQ:FNCB) is the bank holding company of FNCB Bank, which provides personal, small business and commercial banking services to individuals and businesses throughout Northeastern Pennsylvania. The institution was established as a National Banking Association in 1910.

Investor Relations Contact
James M. Bone, Jr., CPA
Executive Vice President and
Chief Financial Officer
(570) 348-6419
james.bone@fncb.com

Transfer Agent
Broadridge Financial Solutions, Inc.
P.O. Box 1342
Brentwood, NY 11717
shareholder@broadridge.com
www.shareholder.broadridge.com/fncb/

Management Q&A

Thank you for participating in the 2023 Annual Meeting of Shareholders.